SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                        Securities Exchange Act of 1934


                                Date of Report
                       (Date of earliest event reported)

                               February 26, 1997

                         NATIONAL WIRELESS HOLDINGS INC.
            (Exact name of registrant as specified in its charter


       Delaware                        0-23598                 13-3735316
----------------------------   ------------------------   --------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
of incorporation)                                           Identification No.)


            249 Royal Palm Way, Suite 301, Palm Beach, Florida 33480
              (Address of principal executive offices and zip code)

                                 (407) 832-0981
              (Registrant's telephone number, including area code)
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Item 1. Changes in Control of Registrant

Not applicable

Item 2. Acquisition or Disposition of Assets

Not applicable

Item 3. Bankruptcy or Receivership

Not Applicable

Item 4. Changes in Registrant's Certifying Account

Not Applicable

Item 5. Other Events

Not Applicable

Item 6. Resignations of Registrant's Directors

Not Applicable

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

Not Applicable

(a) Financial Statements of Business Acquired

Not Applicable

(b) Pro Forma Financial Information

Not Applicable

(c) Exhibits

Exhibit No.

10.38 Press Release, dated February 27, 1997.

Item 8. Change in Fiscal Year

Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               NATIONAL WIRELESS HOLDINGS INC.
                                       (Registrant)


Date: February 27, 1997        By: /s/ Terrance S. Cassidy
                                  ----------------------------------------------
                               Terrence S. Cassidy, Principal Executive Officer,
                               Principal Financial Officer and
                               Principal Accounting Officer